Innovative Therapies for Skin Diseases N A S D A Q : N O V N | n o v a n . c o m C O R P O R AT E P R E S E N TAT I O N / J A N UA R Y 2 0 2 3 Exhibit 99.2

NOVAN.COM FORWARD-LOOKING STATEMENTS 2 This presentation contains forward-looking statements including, but not limited to, statements related to the timing of potential FDA approval of the Company’s new drug application (NDA) for berdazimer gel, 10.3% (SB206) for molluscum contagiosum, pricing and reimbursement considerations, the therapeutic value and benefits of the Company’s promoted products, the potential therapeutic value and benefits of the Company’s Nitricil™ platform technology and its product candidates, the potential market opportunity for the Company’s product candidates and promoted products, including patient, health care provider and payer perceptions, the Company’s pharmaceutical development of nitric oxide-releasing product candidates, the availability of potential financing options and the Company’s expected cash runway. These forward-looking statements are included throughout this presentation, and the Company uses the words “believe,” “expect,” “target,” “anticipate,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on the Company’s current beliefs and expectations. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the Company’s expectations, including, but not limited to, risks related to the acquisition of EPI Health; risks related to the regulatory approval process, which is lengthy, time-consuming and inherently unpredictable, including the risk that the FDA will not agree with the Company’s approach in its NDA submission for berdazimer gel, 10.3% (SB206) for molluscum contagiosum or any future NDA submission, that the Company’s product candidates may not be approved or that additional studies may be required for approval or other delays may occur, that the Company may not have sufficient quantities of drug substance and/or drug product to support regulatory submissions and that the Company may not obtain funding sufficient to extend its cash runway or to complete the regulatory or development process; the Company’s limited experience as a company in obtaining regulatory approvals for and launching products developed internally and its ability to recruit and retain qualified personnel and key talent; changes in the size and nature of the market for the Company’s product candidates and promoted products, including potential competition, patient and payer perceptions and reimbursement determinations; the Company’s ability to grow revenues from promoted products and the risks that past performance may not be indicative of future performance; risks and uncertainties in the Company’s ongoing or future product development activities and preclinical studies, which may not prove successful in demonstrating proof-of concept, or may show adverse toxicological findings, and even if successful may not necessarily predict that subsequent clinical trials will show the requisite safety and efficacy of the Company’s product candidates, or that any of the Company’s product candidates, if approved, will continue to demonstrate requisite safety and efficacy following their commercial launch; any operational or other disruptions as a result of the COVID-19 pandemic and related or unrelated constraints on the global workforce; risks related to the manufacture of raw materials and finished drug product, such as supply chain disruptions or delays, price increases, failure to transfer technology and processes to third parties effectively or failure of those third parties (or the Company in connection with the Company’s facility) to obtain approval of and maintain compliance with the FDA or comparable regulatory authorities; the Company’s reliance on arrangements with third parties to support its operations and its development, manufacturing and commercialization efforts and the risk that such parties will not successfully carry out their contractual duties or meet expected deadlines; the Company’s ability to obtain additional funding or enter into strategic or other business relationships necessary or useful for the further development or commercialization of the Company’s product candidates and the operation of its business on terms that are acceptable to the Company or at all or if such relationships or transactions are unsuccessful or the Company is unable to realize the potential economic benefits of such relationships or transactions; and other risks and uncertainties described in the Company’s annual report filed with the Securities and Exchange Commission on Form 10-K for the twelve months ended December 31, 2021, and in the Company’s subsequent filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this presentation, and the Company disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements, except as may be required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of or that any independent source has verified, any information obtained from third-party sources.

Building a premier medical dermatology company focused on developing and commercializing innovative therapeutic products for skin diseases

INVESTMENT HIGHLIGHTS

Submitted NDA for Berdazimer Gel, 10.3% (SB206) for Treatment of Molluscum Contagiosum to U.S. FDA on January 5, 2023

Anticipating FDA approval in first quarter 2024 (following a typical 12-month review)

Potential to be the first FDA-approved prescription product for molluscum

Commercial infrastructure ready to launch berdazimer gel, 10.3%, if approved

U.S. market potential of ~6 million patients[1] with no currently approved treatment

Expecting favorable access with payors for a novel prescription treatment

NOVAN.COM

1. Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6).

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BERDAZIMER GEL, 10.3% (SB206)

Submitted NDA for Treatment of Molluscum to U.S. FDA

Demonstrated clinical evidence of efficacy and a favorable safety profile across the Phase 3 program[1]

Robust clinical data including primary efficacy endpoint ($p<0.0001$) versus vehicle[1]

A rapid treatment benefit, if approved, would satisfy an important patient-care need for the treatment of molluscum

Novel topical nitric oxide-releasing medication

Applied once daily to the top of all lesions (up to 12 weeks)

Results published in *JAMA Dermatology* in July 2022

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1. 2023 Berdazimer gel 10.3% New Drug Application Novan. 2023. 2. Browning JC, Enloe C, Cartwright M, et al. *JAMA Dermatol*. 2022;158(8):871-878. 3.Cartwright M, Enloe C, Stripling S, Maeda-Chubachi T. *J Drugs Dermatol*. 2022;21(10):1104-1110. NOTES: B-SIMPLE4 is a pivotal Phase 3 study. B-SIMPLE1 & B-SIMPLE2, also Phase 3 studies, will be integrated to support B-SIMPLE4 in the NDA. B-SIMPLE3 was a Phase 1, Maximum-Use PK study in patients.

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Molluscum Contagiosum

Market Primed for a Topical Self-Administered Therapy

Significant impact on quality-of-life for patients and caregivers[1]

Current therapies are cumbersome and potentially painful in-office procedures[2]

Caregivers and physicians are aligned in desire for effective prescription treatment[1]

1. Browning JC, Cartwright M, Thorla I Jr, et al. *Am J Clin Dermatol*. 2022;10.1007/s40257-022-00733-9.
2. van der Wouden JC, van der Sande R, Kruithof EJ, et al. *Cochrane Database Syst Rev*. 2017;5:CD004767

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HIGHLY CONTAGIOUS SKIN INFECTION

Molluscum is caused by the molluscipoxvirus, a double-stranded DNA virus







Causes round, firm, itchy bumps / lesions

Lasts an average of 13 months, if left untreated

Affects approximately ~6 million people in the U.S.[1,2]

More than 1 million new cases diagnosed annually[3]

Primarily affects children below the age of 14

1. Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6).
2. Molluscum Contagiosum - Epidemiology Forecast – 2028. Seven Major Markets (U.S., Germany, Spain, Italy, France, the United Kingdom, and Japan from 2017 – 2028).
3. Syneos Health market research sponsored by Novan, Inc.

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NOVAN.COM MOLLUSCUM IMPACTS DAILY LIVES 8Source: Syneos Health, Digital ethnography research, July – September 2022 (n=13) Molluscum can create changes in how children see themselves, making them more nervous, cautious, or negatively conscious of their body Molluscum can limit children’s social development, creating feelings of isolation and limiting the activities they can participate in Molluscum can feel like a losing battle, creating the feeling of being trapped in a hopeless cycle that seems like it will never resolve Dealing with molluscum can take its toll on daily life, affecting children’s ability to fully participate in activities Molluscum and its current treatments can cause damage to the skin and permanent scarring Impact on Self-Identity Social Impact Emotional Impact Functional Impact Physical Impact & Symptoms Negatively Affects Children, Caregivers, and Families

NOVAN.COM MARKET RESEARCH INDICATES CURRENT “LACK OF” TREATMENT We Believe Lack of At-Home Therapeutic Option Results in Many Undiagnosed Cases1 9 Select HCPs Treatment Regimens PEDIATRICIAN 0.8% 8% 91% Referrer Treater Wait & See % Peds % ALL MC Patients 67% 4% <1% DERMATOLOGIST 0.2% 65% 35% Referrer Treater Wait & See % Derms % ALL MC Patients 5% 13% <1% 1. Syneos Health market research sponsored by Novan, Inc. (based on 35,000 pediatricians with 187,000 molluscum patients; and 7,000 dermatologists with 48,000 molluscum patients).

CURRENT TREATMENTS CAN BE PAINFUL OR INEFFECTIVE

Over 70% of Molluscum Patients go Untreated[1,2]

Potentially Painful In-Office Procedures			Non-FDA Approved	
Cryotherapy Pain and Scarring	**Curettage** Pain and Scarring	**Burning** Pain and Scarring	**Off-Label Drugs** Limited Efficacy	**Natural Remedies** Unproven Efficacy

1. Syneos Health market research sponsored by Novan, Inc.
2. Basdag H, Rainer BM, Cohen BA. Molluscum contagiosum: to treat or not to treat? Experience with 170 children in an outpatient clinic setting in the northeastern United States. Pediatr Dermatol. 2015;32(3):353-357.

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NOVAN.COM THE NEED FOR NEW TREATMENT OPTIONS High Demand from HCPs for Novel Treatment Solution 11Source: Syneos Health HCP Survey Results, August 2022. Q5. How would you rate the level of need for new drug therapy options for molluscum, on a scale of 1-7, where 1=no/minimal need and 7=very high need? 1% 5% 7% 14% 40% 24% 9% HC P Co un t ( % ) Need for New MC Treatment (N=142) Average Need 5.0 1 2 3 4 5 6 7 Low Need (1-3) High Need (6-7) 18% 3% 20% 7% 42% 71% 48% 63% 40% 26% 32% 30% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Peds Derms Ped Derms NPPAs HC P Co un t ( % ) Need for a New MC Treatment by HCP Population Low Need Moderate Need High Need AVG = 4.9 n = 50 AVG = 5.1 n = 31 AVG = 4.8 n = 31 AVG = 5.0 n = 30 Moderate Need (4-5) Peds exhibit greatest polarity

NOVAN.COM WILLING TO PRESCRIBE BERDAZIMER GEL, 10.3% 1. Source: Syneos Health HCP Survey Results, August 2022. Q6. Assume Berdazimer 10.3% Gel is approved by the FDA for molluscum. How would you rate your willingness to prescribe Berdazimer 10.3% Gel for molluscum on a scale of 1-7 (1=very low/unwilling and 7=very high/very willing)? 12 1% 1% 6% 18% 31% 27% 16% HC P Co un t ( % ) Willingness to Prescribe Berdazimer Gel, 10.3% (N=142) 1 2 3 4 5 6 7 10% 13% 6% 3% 56% 45% 48% 40% 34% 42% 46% 57% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Peds Derms Ped Derms NPPAs HC P Co un t ( % ) Willingness to Prescribe Berdazimer Gel, 10.3% by HCP Population Low Willingness Moderate Willingness High Willingness AVG = 5.0 n = 50 AVG = 5.2 n = 31 AVG = 5.2 n = 31 AVG = 5.7 n = 30 Low Willingness (1-3) High Willingness (6-7) Moderate Willingness (4-5) Average Willingness 5.2 Overwhelming Majority of HCPs are Interested in Novan’s Novel Treatment Solution

PAYER, PRICING AND REIMBURSEMENT[1,2]

Berdazimer Gel, 10.3% is Aligned with Payer Reimbursement Criteria

✓ No At-Home Prescription Treatment Option	✓ Molluscum is a Contagious Viral Infection	✓ Primarily Affects Children

Current Management of Molluscum Contagiosum

Limited-to-no management of molluscum contagiosum due to lack of FDA approved therapeutic options
Payers acknowledged lack of visibility into drugs or medical procedures
Payers may be more favorably disposed to give access to a new product for pediatric patients

Expectation for a New Product and Reaction to Berdazimer TPP

Most payers rated berdazimer gel, 10.3% highly (average rating of 5.1 on a scale of 1–7)
First FDA approved drug in this space was cited as the primary advantage, if approved

Anticipated Access

Step edits and non coverage were unlikely due to lack of FDA approved therapeutic options
No notable differences were suggested for access controls in commercial vs Medicaid book of business



1. Source: Syneos Health, Active Payer Primary Research, August 2022 (n=6)
2. Final pricing decisions may be made by Novan after due consideration of commercial, clinical, and legal factors. Syneos Health Consulting's information, provided here, represents information gathered primarily from third parties to inform Novan's decision and does not represent final pricing.

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NOVAN.COM PLANNING FOR COMMERCIAL SUCCESS 14 Anticipating FDA Approval in Q1 2024 (following a typical 12-month review) Building awareness and excitement among dermatologist and pediatricians Educating on molluscum treatment vs. commonly used “watch and wait” Delivering best possible managed care coverage and patient access program Optimizing and readying commercial organization Strong U.S. IP protection based on proprietary platform technology

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NOVAN.COM COMMERCIAL CAPABILITIES 16 Established Presence Across the Dermatology Community ✓ Supply Chain And Market Access Well established dermatology specialty pharmacy network Comprehensive market access (payor strategy, patient assistance copay program) Established supply chain with 3rd party contract manufacturers (CMOs) ✓ Marketing Leadership team with decades of relevant dermatology experience Recent significant launches: Wynzora, Rhofade, Minolira, Cloderm Strong KOL relationships ✓ Sales Team 42 territories across the U.S. Solid engagement with ~4,000 HCPs1 Dedicated to three of the most prevalent medical dermatological conditions2 Ready to support potential approval and launch of Berdazimer Gel, 10.3% 1. Based on average quarterly activity for 2022. 2. American Academy of Dermatology. Skin conditions by the numbers. https://www.aad.org/media/stats-numbers

NOVAN.COM DELIVERED YEAR-OVER-YEAR GROWTH ACROSS PROMOTED PRODUCTS1 1. Source: IQVIA’s SMART Database – U.S. Edition 2. Commercial launch in the United States in Q3 2021 17 Q3 2022 TRx’s 37,900 10,085 12,417 Q3 YTD 2022 TRx’s 115,873 31,059 29,880 2021 TRx’s 117,436 10,033 25,213 YTD Q3’21 vs. Q3 22 Growth 37% __ 2 59% Q3’21 vs. Q3’22 Growth 31% 216%2 78%

Rhofade (oxymetazoline HCl) cream, 1%

#1 Prescribed for the Treatment of Persistent Facial Erythema[1] (Facial Redness)

Highlights:

- Vascular dysregulation is the primary cause of persistent facial erythema (PFE) in rosacea patients
- Often left untreated, PFE can worsen and changes can become permanent[1,3,4]
- Rhofade works quickly and lasts all day
  - Visible reduction in redness as early as 1 hour[5]
  - Improvement persists with regular daily use over 52 weeks[6]

Rosacea U.S. Market Overview

- ~16 million people in the U.S.[2]

Potentially expanding into Japan through License Agreement with Sato Pharmaceuticals Co.

31% Growth vs 3Q Prior Year


TRx Growth Quarter Over Quarter
19,565
23,997
25,208
30,714
28,931
32,583
37,154
40,819
37,900
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

1: IQVIA National Prescription Audit, Moving Annual Total November 2022; 2: "Understanding Rosacea." Rosacea.org, accessed 10 Jan. 2022, https://www.rosacea.org/patients/materials/understanding-rosacea/what-is-rosacea; 3: Del Rosso JQ. Advances in understanding and managing rosacea: part 1: connecting the dots between the pathophysiological mechanisms and common clinical features of rosacea with emphasis on vascular changes and facial erythema. *J Clin Aesthet Dermatol*. 2012;5(3):16-25.; 4: Huynh TT. Burden of disease: the psychosocial impact of rosacea on a patient's quality of life. *Am Health Drug Benefits*. 2013;6(6):348-354; 5: Eichenfield LF, Del Rosso JQ, Tan JKL, et al. Use of an alternative method to evaluate erythema severity in a clinical trial: difference in vehicle response with evaluation of baseline and postdose photographs for effect of oxymetazoline cream 1.0% for persistent erythema of rosacea in a phase IV study. *Br J Dermatol*. 2019;180(5):1050-1057.; 6: Draelos ZD, Gold MH, Weiss RA, et al. Efficacy and safety of oxymetazoline cream 1.0% for treatment of persistent facial erythema associated with rosacea: findings from the 52-week open label REVEAL trial. *J Am Acad Dermatol*. 2018;78(6):1156-1163.

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Wynzora®

(calcipotriene and betamethasone dipropionate)
Cream, 0.005%/0.064%

Once Daily Topical Treatment Combines the Benefits of a High Potency Steroid Plus Vitamin D for the Treatment of Plaque Psoriasis

Highlights:

- First and only water-based calcipotriene and betamethasone dipropionate cream[1,2,3]
- Ideal for patients with localized plaques on their knees, elbows and scalp
- Launched in July 2021, Wynzora demonstrates a rapid onset of action with continued improvement at 8 weeks
  - Visible results as early as 1 week[1,4]
  - 83.6% of trial subjects had at least a 1-grade improvement from baseline at week 8[2]

Psoriasis U.S. Market Overview

- ~7.5 million people in the U.S.[5]

216% Growth vs 3Q Prior Year

Based in part to timing of product launch in the United States

TRx Growth Quarter Over Quarter



3,194
6,836
9,287
11,687
10,085
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

1. Wynzora® Cream [package insert]. MC2 Therapeutics; 2020; 2. Præstegaard M, Vestbjerg B, Selmer J, Holm-Larsen T. Phase 3 trial demonstrates superior patient treatment convenience of MC2-01 calcipotriene plus betamethasone dipropionate cream compared to current topical suspension. J of Skin. 2020;4(5):s62; 3. US Department of Health and Human Services. Orange Book: Approved Drug Products with Therapeutic Equivalence Evaluations. 41st ed. US Government Publishing Office; 2021. https://www.fda.gov/media/71474/download. Accessed June 24, 2021; 4. Data on file. MC2 Therapeutics 5. Rachakonda TD et aJ Am Acad Dermatol 2014;70:512-6.

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minolira™

(minocycline hydrochloride)
extended-release tablets

First Ever Biphasic Delivery System of Minocycline for the Treatment of Acne[1]

Highlights:

- The only delivery technology that offers functional scoring weight-based flexible dosing[2]
- The safety of sustained-release minocycline with low risk of GI upset[4,5]

Acne U.S. Market Overview

- ~50 million people in the U.S.[3]

78% Growth vs 3Q Prior Year



TRx Growth Quarter Over Quarter
100
3,657
4,913
6,930
6,968
6,402
7,342
10,121
12,417
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

1: Indicated to treat only inflammatory lesions of non-nodular moderate to severe acne vulgaris in patients 12 years of age and older; 2: Minolira PI; 3: Bickers DR, Lim HW, Margolis D, Weinstock MA, Goodman C, Faulkner E et al. The burden of skin diseases: 2004 a joint project of the American Academy of Dermatology Association and the Society for Investigative Dermatology. Journal of the American Academy of Dermatology 2006;55:490-500; 4: Ward D Jr. Pharmacokinetic implications of a patented delivery system on a new FDA approved biphasic minocycline extended release tablet dosed 1 mg/kg in acne vulgaris. Poster presented at: Dermatology Educational Foundation Essential Resource Meeting; July 18-21, 2019; Las Vegas, NV; 5: Hamman H, Hamman J, Steenekamp J. Multiple-unit pellet system (MUPS): production and applications as advanced drug delivery systems. Drug Deliv Lett. 2017; 7(3):201-210.

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NOVAN.COM Corporate Overview 21

NOVAN.COM PROVEN TEAM WITH EXPERTISE ACROSS DRUG DEVELOPMENT AND COMMERCIALIZATION 22 Paula Brown Stafford, MPH President, Chief Executive Officer and Chairman Tomoko Maeda-Chubachi, MD, Ph.D., MBA Chief Medical Officer Carri Geer, Ph.D. SVP, Chief Technology Officer Brian M. Johnson, MBA Chief Commercial Officer John M. Gay, CPA Chief Financial Officer John Donofrio EVP, Chief Operating Officer; President, EPI Health

NOVAN.COM FINANCIAL SNAPSHOT 23 1. With the December 2022 activity noted, the Company believes that its existing cash and cash equivalents, plus expected receipts associated with product sales from its commercial product portfolio, will provide it with adequate liquidity to fund its planned operating needs into the end of the first quarter of 2023. Variability in its operating forecast, driven primarily by (i) commercial product sales, (ii) timing of operating expenditures, and (iii) unanticipated changes in net working capital, will impact the Company’s cash runway. 2. A portion of the amounts of the upfront payment is payable by EPI Health to a third party under contractual obligations related to Rhofade. Additional Capital Needed for Potential Q1 2024 Launch of Berdazimer gel, 10.3% (SB206) June 2022 Closed a registered direct offering with an institutional investor for $15.0 million July 2022 Satisfied $16.5 million debt related to EPI Health acquisition for $10 million, saving cash from the reduced principal and $4.6 million in scheduled interest payments December 20221 Leveraged commercial accounts receivable for $15.0 million factoring facility to support working capital & Signed initial ex-U.S. out-licensing agreement for Rhofade, including an upfront payment of $5.0 million2 Recent Execution on Financing Strategies Despite a Challenging Market $14.9 million Cash as of September 30, 2022

NOVAN.COM 24 FOCUS GOING FORWARD Building a premier medical dermatology company focused on developing and commercializing innovative therapeutic products for skin diseases Driving towards potential approval of berdazimer gel, 10.3% (SB206) for treatment of molluscum in Q1 2024 Aligning commercial infrastructure to support potential launch of berdazimer gel, 10.3% Continuing growth of marketed medical dermatology products (Wynzora, Rhofade, Minolira) Pursuing additional ex-U.S. out-licensing opportunities, in addition to our recent Sato agreement for Japan

Innovative Therapies for Skin Diseases N A S D A Q : N O V N | n o v a n . c o m Thank You!